MANAGING TODAY’S CHALLENGES
Positioning for Tomorrow’s Growth
ANALYST CONFERENCE •  WASHINGTON, D.C. •  MARCH 27, 2009

Some of the statements contained in today’s presentations are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and are subject to the safe harbor created by the Private Securities Litigation Reform Act of
1995. These statements include all financial projections and any declarations regarding management’s intents, beliefs or current expectations. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,”
“plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of such terms or other comparable terminology. Any forward-looking statements are not guarantees of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-
looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. A number of factors could cause actual results or outcomes to differ materially from those indicated by the forward-
looking statements contained in this presentation. These factors include, but are not limited to, prevailing governmental policies and regulatory actions affecting the energy industry, including with respect to allowed rates of return, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of plant facilities, recovery of purchased power expenses, and present or prospective wholesale and retail competition; changes in and compliance with environmental and safety laws and policies; weather conditions; population growth rates and demographic patterns; competition for retail and wholesale customers; general economic conditions, including potential negative impacts resulting from an economic downturn; growth in demand, sales and capacity to fulfill demand; changes in tax rates or policies or in rates of inflation; rules and changes in accounting standards or practices; changes in project costs; unanticipated changes in operating expenses and capital expenditures; the ability to obtain funding in the capital markets on favorable terms; restrictions imposed by Federal and/or state regulatory commissions, PJM and other regional transmission organizations (NY ISO, ISO New England), the North American
Electric Reliability Council and other applicable electric reliability organizations; legal and administrative proceedings (whether civil or criminal) and settlements that affect our business and profitability; pace of entry into new markets; volatility in market demand and prices for energy, capacity and fuel; interest rate fluctuations and credit market concerns; and effects of geopolitical events, including the threat of domestic terrorism. Readers are referred to the most recent reports filed with the Securities and Exchange
Commission.
Safe Harbor Statement

Opening Remarks
Dennis Wraase
Chairman

Strategic Overview
Joe Rigby
President and Chief Executive Officer

Today’s Message
• We are confident in the strategic direction of PHI
• We believe our business plan is flexible should market uncertainty continue in the short-
 term while positioning us for growth in the long-term
• We are focused on improving credit metrics as we take a disciplined approach to capital expenditures
• We have reduced collateral requirements for our retail energy business, and are pursuing strategic alternatives
• We intend to maintain the dividend
• We have demonstrated our ability over the past several years to achieve supportive regulatory outcomes in our jurisdictions
• We can execute the 2009 plan with no new financings
We are confident in our plan and have a track record
of delivering on our commitments
Note: See Safe Harbor Statement at the beginning of today’s presentations.
1

Transmission & Distribution
Competitive Energy / Other
2009 - 2013
Forecast
Business Mix*
70 - 75%
25 - 30%
Note: See Safe Harbor Statement at the beginning of today’s presentations.
• Growing regulated
 infrastructure platform
• Well positioned for
 industry transformation
• Complementary
 competitive energy
 businesses
• Disciplined growth
 strategy
 … offers an
• Attractive total return
Investing in PHI
* Percentages based on projected operating income.
PHI Investments
2

3
2008 - We Delivered Value
Financial
• 21% increase in earnings in 2008, excluding special items and tax adjustments
• 4% dividend increase in January 2008 to an annual rate of $1.08
• $1.5 billion of cash and credit facility available at December 31, 2008
• Successfully completed first round of distribution base rate cases
Operating
• Improved customer satisfaction
• Improved operating cost management
Growth
• FERC approved incentives for MAPP; PJM approved direct current cabling
• DE PSC approved AMI Blueprint initiative
• Construction of two generating units in eastern PJM on budget and on schedule
• One of a select group of companies qualified to bid on Department of Energy performance contracts for energy services

PHI’s Response: Remain flexible, routinely assess the situation, proceed with utility investments based on clear regulatory support
4
2009 Industry Challenges

We anticipated and managed the
challenges…
Actions taken to date will enable us to fund our 2009 plan
without accessing the capital markets
5

…and are positioning for long-term growth
• Pending supportive regulatory outcomes, current construction plans will grow rate base by more than 70% in the next 5 years
 – Significant investment in transmission projects recovered through the
 FERC formula rates (45% of Power Delivery construction spend)
 – Significant investment in distribution reliability and upgrade projects
 (30% of Power Delivery construction spend)
 – Construction plan will remain flexible depending on economic conditions and regulatory outcomes
• With appropriate cost recovery approval by states, certain projects eligible for federal incentives could be accelerated
• Conectiv Energy generation portfolio will grow by 645 MW, with the majority of spending in 2009
• Predominately gas-fired generation fleet should benefit from climate change legislation
• PES qualified to bid on Department of Energy performance
 contracts for energy services
Note: See Safe Harbor Statement at the beginning of today’s presentations.
6

Strategic Analysis of
PES Retail Energy Supply Business
Reducing retail energy supply collateral requirements
has improved liquidity and reduced the risk profile of PHI
7
• Profitable business - but cost of capital has increased dramatically
• Declining energy and gas prices, have significantly increased collateral requirements
• Executed a Credit Intermediary Agreement that significantly reduces collateral needs for the business
• Strategic options include restructuring, sale or wind down
• PES business focus will shift to energy services

PHI’s Long-Term Strategic Objectives
• Drive earnings growth
• Grow dividend in line with utility earnings growth
• Reduce overall business risk
• Strengthen investment grade ratings
• Invest in the core T&D business
• Implement Blueprint initiatives
• Achieve supportive regulatory outcomes
• Prudently manage complementary competitive energy businesses
We are confident in our plan and are optimistic about longer term growth
Note: See Safe Harbor Statement at the beginning of today’s presentations.
8

 • Power Delivery - Dave Velazquez
 • Power Delivery Regulatory Overview - Tony Kamerick
 • Conectiv Energy - Gary Morsches
 • Pepco Energy Services - John Huffman
 • Financial Overview - Paul Barry
 • Closing Remarks - Dennis Wraase and Joe Rigby
Today’s Agenda
9

Strategic Overview
Joe Rigby
President and Chief Executive Officer

Appendix
11

GAAP Earnings to Earnings excluding Special and Non-Operating items*
* Management believes the Special and Non-Operating items are not representative of the Company’s ongoing business operations.
12
Reconciliation of Earnings

Power Delivery
Dave Velazquez
Executive Vice President, Power Delivery

Business Overview
Note: Based on 2008 annual data

2008 - Strong Performance
 • 12% growth in Power Delivery operating income (vs.
 2007, excluding special item)
 • Good operating cost management
 • Improved customer satisfaction
 • Approval of a direct current Bay crossing for MAPP
 • Approval of the installation of advanced metering in
 Delaware

Note: See Safe Harbor statement at beginning of today’s presentations.
…while managing through the economic downturn.

Positioned for long-term growth…
• Over $5 billion in infrastructure investment planned
• Focusing on smart grid technology
• Alignment with federal / state economic stimulus plans
• Improving operating performance - customer satisfaction,
 reliability, cost

Note: See Safe Harbor statement at beginning of today’s presentations.

Updated 2009-2013 Construction Plan
• Delay of approximately $400 million in capital spending in
 2009 and 2010 from previous plan
• Maintains spending levels for system reliability projects
 and new/upgraded facilities to support load growth
• Reflects current Blueprint regulatory status
• Incorporates updated MAPP estimates
• Reduction in new service connections, meter installations
 and highway relocations

Construction Expenditures Comparison
* Presentation given at April 2008 Analyst Conference
Note: See Safe Harbor Statement at the beginning of today’s presentations.
Key Drivers of Change:
 Delay in MAPP Spending
171)
($
 Delay in Blueprint Implementation
148)
($
 Customer Driven
66)
($
($385)
(Dollars in Millions)
March 2009
714
$
921
$
1,131
$
1,360
$
1,180
$
April 2008
*
N/A
  Change

Power Delivery
Total = $5,306 M
Note: See Safe Harbor statement at the beginning of today’s presentations.
$714M
$921M
$1,131M
$1,360M
$1,180M
MAPP
$1,386 M
Transmission
$979 M
Blueprint
$322 M
Other
$350 M
Distribution
$2,269 M

Construction Forecast 2009-2013

Other
$350 M
Blueprint
$322 M
Customer Driven
$705 M
Reliability
$1,001 M
Load
$563 M
Total = $2,365 M
Total = $2,941 M
Transmission
Distribution
Note: See Safe Harbor statement at beginning of today’s presentations.
MAPP
$1,386 M
Customer Driven
$43 M
Reliability
$180 M
Load
$756 M

Construction Forecast 2009-2013

• December 2008 - PJM Board approved a
 High Voltage Direct Current system for
 the segment from Calvert Cliffs to Indian
 River.
• February 2009
  MD PSC authorized Pepco to start
 construction on the Burches Hill
 to Chalk Point segment.
  Pepco and Delmarva filed multiple
 applications seeking authority to
 construct certain segments in
 Southern MD.
  Pepco filed a joint environmental
 permit application for the
 Southern MD segment.
• Planned In-Service Dates:
  December 2011 - Possum Point to
 Calvert Cliffs (“Southern
 Maryland” Segment)
  June 2013 - Calvert Cliffs to Indian
 River (“HVDC” Segment)
  December 2013 - Indian River to
 Salem
Total length 230 miles. 80% of line will be on or along
existing rights-of-way (ROW). 27 miles of new ROW
required in Dorchester County, MD from the Bay exit
point to Vienna Substation.

Mid-Atlantic Power Pathway (MAPP)

Environmental Permitting
MD PSC Siting Approval
Construction
Environmental Permitting
MD PSC Siting Approval
Construction
Environmental Permitting
MD PSC Siting Approval
Construction
Possum Point to Burches Hill
Burches Hill to Chalk Point
Chalk Point to Calvert Cliffs
Indian River to Salem
2009
MAPP Project -Timeline
2010
2011
2012
2013
Community Outreach
Ongoing
Sept. 2011 thru June 2013
CPCN approval anticipated August 2011
Permit anticipated August 2011
Jan. - Dec. 2011
Approval anticipated Dec.
Permit anticipated Sept.
Environmental Permitting
MD PSC Siting Approval
Construction
Calvert Cliffs to Indian River
Oct. 2009 - Mar. 2010
Completed - Feb.
Permit anticipated Sept.
Permit anticipated Sept.
Approval anticipated Dec.
Apr. - Dec. 2010
Note: See Safe Harbor statement at beginning of today’s presentations.
Environmental Permitting
Construction
Permit anticipated December 2011
Feb 2012 thru Dec 2013

MAPP - Updated Construction Cost and
Timing Estimates
(Dollars in Millions)
• Current total estimated construction cost (2008-2014) is $1.4 billion.
• MAPP construction cost estimate in April 2008 was $1.05 billion.
• Current estimate includes cost of direct current line from Calvert Cliffs to Indian River, and escalation of material, contract labor and right of way costs.
• In-service dates currently under review by PJM which may affect timing of certain expenditures.
Note: See Safe Harbor Statement at the beginning of today’s presentations.

Blueprint for the Future - Overview
Customer
Benefits
Environmental
Benefits
PHI
Benefits
 – More efficient
 delivery of energy
 – Enables renewable
 energy and
 distributed generation
 – Promotes energy
 efficiency programs
 – Deeper value
 proposition with the
 customer
 – Operate more efficiently
 – Optimize design and
 operation of the system
Advanced
Metering
Infrastructure
(AMI)
Communications
Infrastructure
Energy
Efficiency
Programs
Demand
Response
Programs
   Blueprint for the Future
 Transforming the customer experience and the way we do work.

12
Blueprint for the Future Progress to Date
Vendor Selection
 • Comverge - selected vendor for Direct Load Control
 in Maryland
 • Silver Spring Networks - selected vendor for AMI
 communication network
 • IBM - system integrator for Delaware deployment to
 enable over the air meter read, outage detection, on
 demand meter reads and remote disconnect
 • GE and Landis + Gyr - selected as meter
 manufacturers
 • Meter Installation Contractor - expect to sign contract
 in April
Delaware Deployment
 • 3Q 2009 Complete field acceptance testing of the
 AMI equipment and systems
 • 4Q 2009 Commence deployment of AMI equipment in
 Delaware
Smart Community Demonstration
 • 4Q 2009 deployment potentially begins for ACE and
 Pepco Maryland
  Maryland - Bethesda (Montgomery County) and Fort
 Washington (Prince George’s County)
  New Jersey - Glassboro (Gloucester County) and
 Absecon (Atlantic County)

Blueprint for the Future -
Construction Cost and Timing Estimates*
Note: See Safe Harbor Statement at the beginning of today’s presentations.
(Dollars in Millions)
* Current total estimated cost of project (2008-2014) is $422 million.
13

Sales and Customer Growth - Background
• PHI’s service territory is less impacted by a recessionary environment due to its customer makeup
Residential 35%
Commercial
47%
Industrial 8%
Government 10%
• Small industrial load (< 10%)
• Strong governmental presence (10%)
• Employment in PHI’s service territory tends to remain more stable.
 Total Non-Agricultural Employment
  2007  2008  2009E
PHI 0.47%  -0.45% -1.32%
National  0.84% -2.17% -2.80%
Source: US Bureau of Labor Statistics; 2009 based on Moody’s Economy.com and internal estimates.
Even so, 2009 sales are expected to be essentially flat to 2008 actual sales.
Based on 2008 MWh Sales
14

Sales and Customer Growth - Statistics
While the economic downturn has slowed growth, we have confidence in the long-term growth prospects of our service territory.
Note: See Safe Harbor Statement at the beginning of today’s presentations.
15

Note: See Safe Harbor Statement at the beginning of today’s presentations.
16
Power Delivery - O&M Summary
• 2008 actual O&M 1.5% over 2008 projections ($702 million vs. $691 million).
• 2009 Power Delivery O&M estimated at $757 million, which reflects higher pension ($48 million) and bad debt ($4 million) expenses.
• Actions taken to mitigate increases:
 – Freezing employee levels and eliminating management merit salary increases
 – Holding other expenses at growth of 2% or lower
 – Continued focus on productivity improvements
• Power Delivery O&M includes various items that are passed through or recoverable through rates that range between $70-80 million per year.

17
2009 is all about Executing our Strategy
• Building infrastructure
• Gaining MD regulatory approvals for MAPP
• Deploying smart meters
• Improving customer satisfaction
• Driving operational excellence
• Managing through the economic downturn

Power Delivery
Dave Velazquez
Executive Vice President, Power Delivery

19
Appendix

(Dollars in Millions)
20
Operating Income Reconciliation

Note: See Safe Harbor Statement at the beginning of today’s presentations.
21

Note: See Safe Harbor statement at beginning of today’s presentations.
22
Construction Forecast - 2009 - 2013
 Totals
   Distribution   407  401  433  496  532
   Transmission  143  183 249  200  204
   Other                41  52  61  57  38
   Gas Delivery                 20      21           20  21                    19
   Blueprint                 47  71 5  112  87
   MAPP               56     193  363  474  300
 Total Power Delivery 714 $921 $1131 $1360             $1180

(1) Weather Normalized Sales
	2007 Sales (GWh) (1)	2008 Sales (GWh) (1)	2009 Sales (GWh) (1)	Forecasted Sales Growth 2008 / 2009 (1)	Forecasted Annual Average Sales Growth 2008 - 2013 (1)	Forecasted Annual Average Customer Growth 2008 - 2013
Potomac Electric Power Company	26,786	26,624	27,077	1.7%	1.3%	0.6%
Delmarva Power & Light Company (2)	13,082	13,041	12,930	-0.08%	1.1%	0.6%
Atlantic City Electric Company	10,022	10,040	10,093	0.05%	0.9%	0.8%
Total Power Delivery	49,890	49,705	50,100	0.8%	1.1%	0.7%
(2) Excludes
Virginia
Note: See Safe Harbor Statement at the beginning of today’s presentations.
23
Sales and Customer Growth

Note: See Safe Harbor statement at beginning of today’s presentations.
24
Sales and Customer Growth

Power Delivery Regulatory Overview
Tony Kamerick
Senior Vice President and Chief Regulatory Officer

Regulatory Highlights
1
• Achieved approval of FERC incentive rates for MAPP and other projects
• Implemented revenue decoupling in MD, gained approval in DE, gained approval in concept in DC, and pursuing in NJ
• Achieved approval of certain “Blueprint for the Future” programs;
 recovery mechanisms in place
 – Energy Efficiency and Demand Response programs approved in MD
 – AMI approved in DE
 – Energy Efficiency programs approved in DC
• Preparing to file four electric distribution base rate cases

Regulatory Diversity
(1) Based on regulated electric transmission rate base estimated at 12/31/08 and regulated electric and gas distribution rate base at
 9/30/08, adjusted to annualize rates and to conform results to regulatory precedents.
(2) Based on 2008 regulated transmission revenue, regulated distribution electric revenue (excluding revenue associated with the
 Panda PPA), and regulated gas revenue.
• Regulators substantially adhered to
 ratemaking precedents in distribution rate
 cases in 2007 and 2008
• Regulators have been supportive of energy
 efficiency and demand response initiatives
• Regulators have generally been supportive of
 decoupling efforts
• Formula rates in place at FERC
• PHI emphasizes to regulators that supportive
 regulation is crucial to credit quality
2008 Revenues (2)
2008 Rate Base (1)
Supportive Regulation
2
Regulatory Environment

Note: See Safe Harbor Statement at the beginning of today’s presentations.
(1) As filed with Quarterly Earned Return Reports for the twelve months ended 9-30-08 (updated for estimated 2009 pension expense), which is developed in accordance with PSC instructions and, therefore, does not reflect all costs the companies believe are appropriate to include in their rate case filings.
(2) Estimate as of 9-30-08; does not reflect all costs the Company believes are appropriate to include in its rate case filing.
(Dollars in Millions)
Atlantic City
MD
(1)
DC
(1)
DE
(1)
MD
(1)
Gas
(1)
NJ
(2)
Operating Income (Adjusted)
$69
$60
$27
$17
$16
$55
Rate Base (Adjusted)
$910
$1,018
$388
$278
$228
$788
Earned Return on Rate Base
7.55%
5.85%
6.83%
6.26%
7.03%
6.97%
Authorized Return on Rate Base
7.99%
7.96%
7.17%
7.68%
7.73%
8.14%
Most Recent Authorized Return on Equity
10.00%
10.00%
10.00%
10.00%
10.25%
9.75%
Most Recent Test Period
Sep-06
Sep-06
Mar-05
Sep-06
Mar-06
Dec-02
Next Anticipated Filing
Q1-10
Q3-09
Q2-09
Q2-10
Q3-09
Earned ROE
 8.80%
 5.40%
 8.20%
 6.60%
 8.60%
6.70%
Revenue Requirement to Achieve Authorized ROE
$9.7
$40.4
$5.8
$7.9
$3.1
$18.7
< 1%
3%
<
1%
1%
<
1%
1%
Revenue Requirement -
Equating to 25 Basis Point Change in ROE
$1.8
$2.0
$0.8
$0.6
$0.5
$1.6
- Total Residential Bill % Change
Q2-09
3

Distribution Summary

Note: See Safe Harbor Statement at the beginning of today’s presentations.
(1) Estimated rate base at 12/31/08 based on FERC-approved Formula. Rates become effective on June
 1, 2009.
(2) Projects with a FERC-approved incentive ROE adder earn 12.8%. Authorized return on equity is
 11.3% for all other transmission.
4
Transmission Summary

Minimizes Regulatory Lag
•Rates updated annually
•Better match between rates and costs
•Current year recovery of projected capital additions
Rates effective June 1st
5
Transmission Formula Rate Process

Transmission Incentives
• Mid-Atlantic Power Pathway (MAPP) incentive filing approved
 – FERC issued unanimous order on October 31, 2008
 – Full forward year CWIP in rate base
 – 150 basis point ROE adder; project will earn 12.8% ROE
 – 100% recovery of prudently incurred costs in case of project cancellation for reasons beyond PHI’s control
 – Construction cost of $1.4 billion
• RTEP regional-benefit upgrades incentive filing approved
 – FERC issued order on August 22, 2008
 – 150 basis point ROE adder; projects will earn 12.8% ROE
 – Eight projects with an aggregate construction cost of $290 million*
* See appendix for details.
6

7
Department of Energy Filing - MAPP
• Title XVII of the Energy Policy Act of 2005 provided for
 $30 billion in loan guarantees
• In the summer of 2008, DOE issued a $10 billion
 solicitation for loan guarantees related to advanced
 renewables, transmission and other capital-intensive
 projects
• PHI's application seeks $684 million in the form of a direct loan, or a loan guarantee
• Final loan terms are subject to negotiation upon
 acceptance of the application
• A final decision is expected in the third quarter of 2009

8
Blueprint Initiatives
• Maryland (Pepco and Delmarva Power)
 – Decoupling implemented in 2007, works effectively
 – Surcharges approved for energy efficiency and demand response programs
 – Smart Community demonstration is under consideration
• Delaware
 – Decoupling approved; to be implemented in next rate case
 – Energy efficiency/conservation to be performed by 3rd parties; demand response programs under study
 – AMI approved; cost recovery mechanism established; installations begin in 2009
• District of Columbia
 – Decoupling approved in concept; hearings scheduled
 – Energy efficiency/conservation/demand response to be performed by 3rd parties
 – AMI pilot underway, live billing began in July 2008
• New Jersey
 – Decoupling is under consideration
 – Energy efficiency/conservation/demand response being performed by 3rd parties now, but will transfer to ACE in 2010 after adequate cost recovery is agreed upon
 – Smart Community demonstration is under consideration

Note: See Safe Harbor Statement at the beginning of today’s presentations.
9
NJ Filing - Infrastructure Investment
• Proposal to accelerate previously identified infrastructure investments in response to New Jersey’s Economic
 Assistance and Recovery Plan
• Projects include energy efficiency, distribution automation, reliability, environmental
 – If approved, incremental spending of $15 million in 2009 and $18 million in 2010 above current construction budget
• Surcharge requested
• Decision expected April 2009

Regulatory Summary
• Demonstrated regulatory effectiveness
 – Recent rate case outcomes substantially reflected commission precedent
 – Blueprint related filings progressing in all jurisdictions
 – Decoupling implemented in MD, approved in DE, approved in concept in DC
• Focused on timely recovery
 – Transmission formula rate process in place at FERC
 – Distribution rate case activity expected to continue
 – Several surcharges and adjustment mechanisms in place*
 – Identify and seek available federal funding for projects
* See appendix for details.
10

Power Delivery Regulatory Overview
Tony Kamerick
Senior Vice President and Chief Regulatory Officer

APPENDIX

Note: See Safe Harbor Statement at the beginning of today’s presentations.
The annual revenue requirement increase as a result of the 150 basis point
ROE adder varies by year due to multiple in-service dates, and is approximately $3 million in total for the projects in each initial year.
* The PJM Regional Transmission Expansion Plan is a grid-wide plan based on a foundation of bulk power system reliability to ensure a stable and economic regional market. The Plan is updated annually and approved by the independent PJM Board.

Default Service Procurement

Default Service Auction/Bidding Process

Timely Cost Recovery - Recovery Mechanisms
MD (Pepco and Delmarva Power)
• Procurement Cost Adjustment (PCA)
 –  Reconciles purchased power and retail transmission costs
• Decoupling Mechanism
 – Decouples sales and revenue
• Demand Side Management Surcharge (DSM)
 –  Recovers program expenses over five years and demand response equipment costs over 15 years
• Gross Receipts Tax, Delivery Tax, Montgomery County Fuel and
 Energy, and Environmental Surcharges
 – Recovers State and local taxes

Timely Cost Recovery - Recovery Mechanisms
District of Columbia
• Procurement Cost Adjustment (PCA)
 –  Reconciles purchased power and retail transmission costs
• Decoupling Mechanism
 –  Decouples sales and revenue
 –  Currently under consideration with hearings scheduled for May 12 & 13
• Sustainable Energy Trust Fund Surcharge
 –  Recovers program expenditures
• Delivery Tax Surcharge, Public Space Occupancy Surcharge, and
 Energy Assistance Trust Fund Surcharge
 – Recovers State and local taxes

Timely Cost Recovery - Recovery Mechanisms
Delaware
Electric
 • Procurement Cost Adjustment (PCA)
 – Reconciles purchased power costs
 • Annual Transmission Update
 – Provides mechanism for retail rate to reflect FERC-approved formula rate
 • Reasonable Allowance for Retail Margin (RARM)
 – Reconciles SOS administrative costs
 • Decoupling Mechanism
 – Decouples sales and revenue
 – To be implemented upon completion of the next base rate case
Gas
 • Gas Cost Rate (GCR)
 – Reconciles purchased gas costs
 • Environmental Surcharge Rider
 – Recovers costs associated with manufactured gas plant site clean up
 • Decoupling Mechanism
 – Decouples sales and revenue
 – To be implemented upon completion of the next base rate case

19
Timely Cost Recovery - Recovery Mechanisms
New Jersey
Existing
 • Basic Generation Service Reconciliation Charge (BGS RC)
 –  Reconciles purchased power costs
 • Non-Utility Generation (NUG) Charge (NGC)
 – Provides full and timely recovery of BPU-approved NUG contract costs
 • Societal Benefits Charge (SBC)
 – Provides full and timely recovery of all bad debt expense
 – Provides full and timely recovery of BPU-approved programs for clean energy, Lifeline,
 Universal Service
 • Annual Transmission Update
 – Provides mechanism for retail rate to reflect FERC-approved formula rate
Proposed
 • Infrastructure Investment Surcharge (IIS)
 – Provides recovery of revenue requirements for approved distribution investment prior to base rate case filing
 – Utility filings made in January 2009; BPU decision expected April 2009
 • Regional Greenhouse Gas Initiative (RGGI) Recovery Charge
 – Provides for recovery of costs for Energy Efficiency, Demand Response and Solar Energy
 Initiatives
 – Energy Efficiency filing made February 2009; May 1, 2009 effective date requested

15-Minute Break

Conectiv Energy Overview
Gary Morsches
President and Chief Executive Officer

2008 Capacity (4,283 MW)
(Owned and contracted)
An Eastern PJM, mid-merit focused generator
Financials (as of 12/31/08)
Property, Plant & Equipment $1,225 M
Construction Work in Process $ 249 M
2008 Earnings $ 122 M
Note: Excludes units under development
«Construction projects (649 MW)
Conectiv Energy Generating Facilities
«
Delta
Vineland
«
Existing sites
Cumberland
«
1

Note: See Safe Harbor Statement at the beginning of today’s presentations.
2
Leveraging strong market position
Well-positioned to weather the current economic downturn
 • Predictable gross margins
 • Outstanding execution - strong 2008 results
 • Disciplined hedging and value creation techniques
 • Provides sufficient internally-generated cash to fund construction program through 2011 and then significant free cash flow thereafter
Ample opportunities for future growth
 • Construction programs on time and on budget
 - New capacity - Delta (2011), Cumberland (2009), Vineland (2009/10)
 - On target to meet emission reduction requirements for the fleet
 • Expected future growth in PJM market
 • Capitalize on additional renewable/climate legislation
 • Inventory of sites for future development

Note: See Safe Harbor Statement at the beginning of today’s presentations.
3
Well-positioned to weather the current
economic downturn
Predictable Gross Margins
 • ~70% of expected 2009 gross margin is hedged
 • Capacity prices locked in through May 2012
 • Four consecutive years of achieving gross margin within forecasted ranges
Continued Outstanding Execution
 • Unit performance achieved 97% on-dispatch in 2008
 • Leveraged unit flexibility and fuel switching
 • Meeting fleet environmental requirements
Strong Market Position
 • Sustainable competitive advantage in PJM
 - Unique plant operating characteristics
 - Favorable plant locations
 - Dual fuel capability at all combined cycle plants
 - Intimate knowledge of the PJM market, rules, and customers

$215
$206
$308
$265
$285
$335
$380
$435
$325
$425
$340
$450
$380
$500
$259
$255
$319
$407
Note: See Safe Harbor Statement at the beginning of today’s presentations.
4
CE historically delivers within forecasted range

Commodity price, locational basis and capacity are hedged when liquidity and price levels allow for reasonable value capture
Note: See Safe Harbor Statement at the beginning of today’s presentations.
ATC Power Hedges* (MWh)
Hedge Period	Target	12/31/08
Months 1-12	50-100%	81%
Months 13-24	25-75%	75%
Months 25-36	0-50%	39%
Capacity Hedges
2009	2010	2011	2012*
100%	100%	100%	42%
PJM capacity auctions allow for hedging
that has resulted in strong revenue capture
Continue to manage commodity risk
within defined targets
* 100% hedged through May 2012. Balance of 2012 will be hedged in 2012/13 auction scheduled for 5/15/09.
* Around The Clock power
5
Continue to actively hedge to manage risks
and provide margin certainty

 Locational Value (12%)
 Fuel Switching and
Optimization (9%)
 Capacity (23% )
 Hedging and Load
 Service (14%)
 Energy (27%)
Forward markets
for standard energy
blocks and fuels
are fairly liquid
 Ancillary Services (2%)
Gross Margin Bucket	2009 Hedged Percent*
Capacity	100%
Energy Margin and Hedging	50%
Locational Value	30%
Ancillary Services	80%
Fuel Switching and Asset Optimization	20%
Energy Marketing	50%
 Energy Marketing (13%)
 2008 Gross Margin
(with % of total contribution)
Forward markets
for congestion are
limited
Arbs become
available within the
delivery month
* Includes 2009 YTD actuals
Note: See Safe Harbor Statement at the beginning of today’s presentations.
PJM Auctions
allow for capacity
hedges
6
Mid-merit / peaking generation portfolio is actively
managed to contain risk and optimize value

Hedging, optimization and marketing activities
contribute significant value
CE Gross Margins
7

130
35
325
425
220
270
160
160
90
45
20
Note: See Safe Harbor Statement at the beginning of today’s presentations.
Forecast range
% Hedged* 100% ~50%  ~50% ~70%
* % Hedged = Hedged value/ Midpoint of forecast range
70% of 2009 forecasted gross margin is already hedged
8

Base load	10%	30%	10%
Mid-Merit	50%	60%	75%
Peaking	40%	10%	15%
2009 volumetric percent hedged as of 12/31/2008 ~ 81%
2009 energy Gross Margin effectively hedged  ~ 50%
Capacity*
Energy
Output
Energy Gross
Margin
Although mid-merit units represent 50% of fleet capacity, they produce about 60% of the energy output and contribute 75% of the gross margin
* Represents equivalent 2008 capacity including tolled units
Note: See Safe Harbor Statement at the beginning of today’s presentations.
9
Volumetric hedge percentage is not equivalent
to expected Gross Margin percentage

10
Difficult to capture mid-merit fleet value with
standard forward products
• Standard 16-hour block On-Peak electricity contracts (5x16) essentially represent baseload prices and do not match the hourly nature of mid-merit and peaking plant output
• A significant amount of the energy generation margin is obtained during the high priced hours that occur when demand is high or when demand exceeds scheduled supply

Note: See Safe Harbor Statement at the beginning of today’s presentations.
Will continue to participate in future Utility Load Auctions
MW
0
500
1,000
1,500
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
11
Active participation in Utility Load Auctions allows
for value capture and generation portfolio hedging

Combined Cycle Design	Conectiv Energy	Typical
Time for CT's to Reach Full Load	20 Minutes	2 Hours
Ability to Run only CT's	Yes	No
Minimum Run Time (hours)	4	8-16
Allowable Starts per Day	2	1
Multi-fuel Capability	Yes	No
Pipeline Access	2 or 3	1
12
Significant value creation from CE CCGT design that
allows for more responsiveness to power prices

Moss Bluff
Egan
Pine Prairie
Columbia
System
Gas Storage
Generation Assets
Oil Storage
Transco
Columbia
TETCO
13
Significant value creation by optimizing portfolio of
multiple fuel sources

Bid w/Gas
Sell Gas
Bid w/Oil
Burn Oil
Don’t Run
Burn Oil
Don’t Run
Sell Power
Replacement
power from Pool
Sell Power
Sell Power
Replacement
power from Pool
• Can change intraday generation strategies based on spot market prices
• Typical CCGT run time - 4 to 16 hours
Generation
Unit Fuel
Choice
14
Significant value creation from unit fuel flexibility
that allows for arbitrage and optimization

 Realized generation margins
 Total margins available with
 perfect dispatch response at
 100% unit availability
On Dispatch (%) =
15
Significant value creation from a fleet that is
available for dispatch

Note: See Safe Harbor Statement at the beginning of today’s presentations.
16
Ample opportunities for future growth
Construction programs
 • Construction projects on time and on budget
 - 650 MW new capacity - Delta (2011), Cumberland (2009), Vineland (2009/10)
New Plants
 • No current plans to develop additional facilities
 • However, have inventory of sites with PJM queue positions for new combined cycle, combustion turbine, and solar installations
Regional strength
 • Expected future growth in PJM market
Capitalize on additional renewable/climate legislation
 • Expanded offering of renewable products and services
 • Predominant gas-fired fleet in favored position over other fossil fuel types

Delta Project - On time (2Q-11 COD); on budget
545 MW dual fuel combined cycle plant located
in Peach Bottom Township, PA
Project Cost: $470 million ($862/kW-installed)
6-year tolling agreement (6/1/2011 - 5/31/2017)
with Constellation Energy provides a stable
and predictable earnings profile
Projected net income of $24-28 million/year
Project Status
 • All major permits acquired
 • Site grading/ foundations and underground work in
 progress
 • Major equipment ordered/delivery confirmed to meet
 commercial operation date
 • Commercial operation date - June 2011
Permits and infrastructure allow for expansion
(additional 545 MW block)
Note: See Safe Harbor Statement at the beginning of today’s presentations.
17
Cumberland Project - On time (2Q-09 COD);
better than budget
Note: See Safe Harbor Statement at the beginning of today’s presentations.
18
100 MW dual fuel combustion turbine - flexible and
efficient GE LMS 100 technology
Project Cost: $75 million budget
  $72 million projection ($720/kW-installed)
Projected net income of $4-7 million/ year
 • Capacity value contributes 50% of project value
 • Included in 2009/10 and 2010/11 PJM capacity auctions
Project Status
 • All equipment has been installed
 • Gas & Electrical interconnection installation complete
 • Cold Commissioning & Testing in progress
 • Commercial operation date - 2Q-09 (on schedule)
Existing CT site (Cumberland, NJ)
 • Land available for further expansion (additional 100 MW)
 • Additional natural gas and oil storage capacity
 • Minimal transmission system upgrades (PJM Queue P06)
 • Other infrastructure and resources on site

Vineland Solar Project - Solar RECs in New Jersey
Note: See Safe Harbor Statement at the beginning of today’s presentations.

4 MW Solar PV project located in Vineland, NJ
Project Cost: $24 million ($6,000/kW-installed)
Projected Net Income of ~$1 million/ year
Project Summary
 • Supports initiative to increase renewable energy
 portfolio
 • 25 Year PPA with City of Vineland for capacity,
 energy and ancillaries (unit contingent)
 • SREC’s meet approximately 50% of CE’s RPS
 requirements
 • Located on 28 acres (City of Vineland)
 • Connected to VMEU’s 13-kV System
Project Status
 • Land lease and major permits acquired
 • Major equipment ordered/delivery confirmed to
 meet commercial operation date
 • Commercial operation date:
 – Phase I: 2 MW 3Q-09
 – Phase II: 2 MW 2Q-10

Peak growth favors mid-merit and peaking generation units

Source: PJM Load Forecast Report, January 2009

PJM Mid Atlantic (MAAC) forecasts near term
demand decrease, but expects rebound in 2010

Source: Forward markets as of March 20, 2009 (Kiodex/ICE)
Actuals
 Forwards
Actuals
 Forwards
Note: See Safe Harbor Statement at the beginning of today’s presentations.

Forward PJM pricing also reflects market recovery

Note: See Safe Harbor Statement at the beginning of today’s presentations.

Expanding RPS requirements provides
marketing opportunities
10 Eastern states have adopted
renewable portfolio standards (RPS)
 • Requires a percentage of the energy
 sold within the state to be supplied
 from approved renewable sources
 • Includes special solar requirements
CE renewables include:
 • Landfill gas to generate qualifying
 energy
 • Purchased wind farm output
 • Vineland Solar Project
Current CE supply exceeds internal
needs which provides marketing
opportunities
 • New Jersey SREC’s have increased
 significantly to $675/MWh

Should benefit from RGGI due to predominant gas fired
generation fleet, renewable energy supply and PA plants
Acquired allowances
1.3
1.0
0.8
0.4
2.4
2.2
2.3
Note: See Safe Harbor Statement at the beginning of today’s presentations.
1.7
CE RGGI Allowance Balance (3/09)

Actively managing Regional Greenhouse Gas
Initiative (RGGI) impacts

Expected 2011 fleet will have 90%
mid-merit and peaking capacity
Generation Capacity by Type
Natural Gas can fuel 70% of
the 2011 fleet output
Note: See Safe Harbor Statement at the beginning of today’s presentations.
24
Renewable/climate legislation favors gas fuel and
mid-merit/peaking units in the PJM region
• Intermittent renewable (wind and solar) generation necessitates mid-merit and peaking backup capacity
• Weather variability (wind /cloud cover) amplifies regional supply volatility
• RGGI and any federal climate legislation advantages efficient gas-fired generation over coal

Note: See Safe Harbor Statement at the beginning of today’s presentations.

Summary - Creating value today and in the future
• We will continue to deliver forecasted gross margins
 through active hedging, portfolio optimization,
 marketing and outstanding fleet operations
• We are well positioned to weather the current
 economic downturn
• We have proven capability to construct and operate
 CCGT and CT generation
• We are effectively managing increasing environmental
 requirements to take advantage of opportunities from
 renewable and climate regulations
• We have opportunities for future growth

Conectiv Energy Overview
Gary Morsches
President and Chief Executive Officer

Appendix

Natural gas spark spreads have not collapsed to the
extent of dark spreads

Note: See Safe Harbor Statement at the beginning of today’s presentations.

Annual capacity factors and output by fuel type

	2009	2010	2011
Capacity prices
Energy margins
Load auction results
Cumberland plant
Delta plant
Delaware Multi-pollutant costs
RGGI impacts
Note: See Safe Harbor Statement at the beginning of today’s presentations.

Gross Margin drivers

Gross margin and EBITDA forecast
Note: See Safe Harbor Statement at the beginning of today’s presentations.
•Hedges include all load and fuel hedges (e.g., forward power contracts, utility load auctions, capacity sales, fuel inventory, forward fuel contracts).
(Dollars in millions)
	Energy Hedges & Other	Capacity	Energy Marketing	Total Gross Margin	Hedge* Impact (as of 12/31/08)	Unhedged (Open) Gross Margin	Add Back O&M	Unhedged (Open) EBITDA
2009	$130 - $220	$160	$35 - $45	$325 - $425	$45	$370 - $470	$156	$214 - $314
2010	$90 - $180	$215 - $220	$35 - $50	$340 - $450	$12	$352 - $462	$156	$196 - $306
2011	$160 - $260	$185 - $190	$35 - $50	$380 - $500	($44)	$336 - $456	$166	$170 - $290

Note: See Safe Harbor Statement at the beginning of today’s presentations.
Dollars in Millions	2009	2010	2011	2012	2013
Existing assets	8	10	13	12	13
Environmental - DE Multi-Pollutant (Total= $81) - Other	18 3	10 3	6 -	- -	- -
New Projects - Cumberland (Total Cost = $75) - Delta Site (Total Cost = $470) - Vineland Solar (Total Cost = $24)	10 230 12	- 95 12	- 20 -	- - -	- - -
Total	$281	$130*	$39	$12	$13
* Includes $12 million of construction expenditures for Vineland Solar project that are not included in the projected construction expenditures as reported in the 2008 Form 10-K.

Projected construction expenditures

John Huffman
President and Chief Executive Officer
Pepco Energy Services Overview

PES is shifting its strategic focus from
Energy Supply to Energy Services
1
PES Overview
• PES provides retail energy services to large commercial, industrial, and government customers
• Energy Services
 – Energy efficiency and renewable energy
 – Heating and cooling facilities, including combined heat and power
• Energy Supply
 – Retail Electric and Natural Gas Supply
 • PHI is conducting a strategic analysis of this business
 – Power Generation
 • Slated for retirement in 2012

• PES sells electricity and natural
 gas to large energy users in PJM,
 New York, New England, and
 Texas
• Beginning in October 2008, PES
 increased the cost of capital
 component for all retail proposals
 to reflect credit market conditions
• For all successful proposals since October 2008, PES has been using collateral-free hedges
 – PES has not further increased its exposure to collateral postings
 – However, PES success in retaining customers has diminished
 • 4th Quarter 2008 retention: 39%
 • 2009 year-to-date retention: 10%
2
PES’s retail electric and natural gas
business had record profits in 2008

Our focus has changed from growth
to reducing collateral requirements
Note: See Safe Harbor Statement at the beginning of today’s presentations.
Estimated, as of 2/28/2009
3
PES has been carefully managing its
collateral requirements

PES earnings contributed 19¢/share in 2008
Energy
Services
8¢
Energy
Supply
11¢
4
Shifting focus to Energy Services

5
PES is focused on growing its energy
efficiency business
• PES’s energy efficiency business fits well with PHI’s strategic focus
 – Does not require capital expenditures or contingent capital
• PES has a successful track record of implementing energy efficiency projects
 – Approximately $750 million of energy efficiency projects installed since 1995
 – With over 200 employees, PES has developed this as core competency
• The recently enacted federal stimulus bill may provide PES with increased opportunities
 – $3.2 billion block grants to States for energy efficiency measures
 – $4.5 billion to GSA to invest in “high performance green buildings”
 – $3.2 billion to DOD to invest in energy efficiency for its facilities

6
Energy Services Overview
• Energy Efficiency
 – PES is a leading developer of energy
 efficiency projects
• Retail Power and Thermal
 – PES develops and owns central
 heating and cooling plants
 • 70,000 tons of cooling
 • 950 MMBtu/hour of heating
 – Includes Combined Heat and Power
 • 23 MW at NIH, Bethesda, MD
• Renewable Energy
 – PES owns and operates 12 MW of
 renewable energy facilities
 • Landfill gas to energy
 • Solar energy

7
PES obtains earnings from construction of energy
efficiency projects and long-term contracts

Note: See Safe Harbor Statement at the beginning of today’s presentations.
8
Prince George's County Public School System -
a typical energy efficiency project
Location: Prince George’s County, MD
Construction Value: $32 million to date
Project Summary
• New high efficiency boilers for heating
• New energy efficient chillers for cooling
• Lighting upgrades
• Water conservation
• 102 schools and facility buildings
• Phased implementation
 – 2007 through 2010
 – $72 million estimated total construction value
Project Benefits
• Provided much needed upgrades to the school
 system’s energy infrastructure
• Reduced energy consumption by 22%
 – Energy savings of over $88 million cover
 capital cost over 15 year term
 – Reduced annual CO2 emissions by 15
 million pounds, the equivalent of 1,800 cars

PES is well-positioned to grow its energy efficiency business
9
PES’s recent US Department of Energy contract
award provides a significant opportunity

Atlantic City Solar Project
• Federal and state incentives
 provide increasing
 opportunities for PES to
 develop renewable energy
 projects
 – New Jersey is second only
 to California in stimulating
 solar energy development
 – High value of solar RECs
 helps make economics
 work
• PES has seen an increased
 interest from customers
 desiring renewable energy
• Renewable energy fits well
 with energy efficiency
 projects
10
PES has a successful track record of providing
renewable energy to its customers
• 2.4 MW Solar PV project located in Atlantic City, NJ
 – Project cost: $20 million
 – Largest solar array on a single rooftop in the US
 – Polycrystalline technology
 – 20-year power supply contract with the Atlantic City
 Convention Center
 – PES retains the Solar RECs
• PES commissioned the project in December 2008
 – 7-month construction period

11
Summary
• PES is shifting its focus from Energy Supply to Energy Services
• PES is well positioned to grow its energy efficiency and renewable energy businesses
 – The DOE contract vehicle and the emphasis on environmental sustainability provide excellent growth opportunities
 – PES Energy Services fits well with PHI’s strategic focus
• PHI is conducting a strategic analysis of the Retail Energy Supply business
 – PES is carefully managing its collateral requirements

John Huffman
President and Chief Executive Officer
Pepco Energy Services Overview

Financial Overview
Paul Barry
Senior Vice President and Chief Financial Officer

Note: See Safe Harbor Statement at the beginning of today’s presentations.
All business and financial decisions are
made with these objectives in mind.
1
Financial Objectives

Global
Capital and
Credit Market
Crisis
Liquidity
• Prefunded $1 billion of 2009 financing needs; no funding
 requirements until 2010
• Secured $400 million of additional credit
• Applied for DOE funding/guarantees
• Reduced/deferred construction spending in 2009 and 2010
• Cost reductions; hiring freeze, no merit salary increases for management
• Entered into credit intermediation agreement for retail
 energy supply
Actions Taken Fourth Quarter 2008/First Quarter 2009
Note: See Safe Harbor Statement at the beginning of today’s presentations.
2
Managing the Challenges

3
Commitment to
Investment Grade Credit Ratings
• Maintain a low risk profile
 – Utility operations remain the predominant source of earnings
 – Conectiv Energy’s continued use of hedges
 – Collateral management
 – Retail Energy Supply strategic analysis
• Continue to focus on investment in infrastructure
 – 40% of 2009-2013 planned construction expenditures is transmission
 – 50% of 2009-2013 planned construction expenditures is distribution
• Timely rate case filings, formula rates and surcharges minimize regulatory lag
• Maintain a consolidated equity ratio in the mid to high 40% range for
 PHI and the high 40% range for the utilities

• Financial arrangement with an investment bank entered into on
 March 20, 2009
• Certain wholesale power supply contracts were novated
 – PES has no obligation to post collateral under these contracts
 – Approximately $200 million of collateral was released, thereby strengthening PHI’s liquidity position
• PES entered into mirror wholesale power trades with no
 collateral requirement
• Fee for transaction to be amortized over 2.5 years; after-tax earnings impact expected to be approximately $7 million in 2009 and $3 million in 2010
• Currently pursuing additional contracts for novation
4
Credit Intermediation Agreement

 Liquidity Position
PHI maintains sufficient liquidity to execute the business plan
Millions of Dollars
Note: See Safe Harbor Statement at the beginning of today’s presentations.
The company does not undertake any obligation to publicly update this information until the filing of the Form 10-Q for the quarter ended March 31, 2009.
*
5

Note: See Safe Harbor Statement at the beginning of today’s presentations.
• PES’s current collateral position is approximately $563
 million, of which $205 million is not affected by
 commodity price changes
 – Approximately $293 million of collateral will roll off in 2009*
 – Approximately $145 million of collateral will roll off in 2010*
• A 1% change in forward prices will result in a $11
 million change in PES collateral (down from $17 million
 at 12/31/08 and $22 million at 9/30/08)
* Assumes current backlog; based on forward prices as of March 19, 2009.
 2009 - $227 million in Letters of Credit, $66 million in cash; 2010 - $86 million in Letters of Credit, $59 million in cash.
6
Collateral Impacts - Retail Energy Supply

2009	2010	2011	2012	2013
$600 - $700	$700 - $800	$700 - $800	$850 - $1,000	$1,050 - $1,200
Projected Net Cash From Operations Range
Millions of Dollars
Note: See Safe Harbor Statement at the beginning of today’s presentations.
 • Over the planning period, approximately
 75% of net cash from operations is
 generated by Power Delivery
 • The increase in cash is primarily driven by
 higher transmission and distribution rates
 and higher Conectiv Energy cash flow
7
Projected Net Cash From Operations

Note: See Safe Harbor Statement at the beginning of today’s presentations.
Millions of Dollars
(1) Midpoint of projected cash from operations range; net of $190 million pension funding, after tax.
(2) Excluding debt maturities related to the Atlantic City Electric securitization bonds.
8
2009 Principal Sources & Uses of Cash

Note: See Safe Harbor Statement at the beginning of today’s presentations.
• Current 2010 business plan calls for external financing
• We have alternatives to mitigate long-term financing
 needs
 – Reduce/delay capital spending
 – Use of short-term debt
• We will continue to assess our options - financing will
 be dependent upon market conditions
9
Financing Current 2010 Business Plan

Note: See Safe Harbor Statement at the beginning of today’s presentations.
$1,011
$1,055
$1,188
$1,391
$1,211
Construction Expenditures - Projection*
* Projected construction expenditures as reported in 2008 Form 10-K.
$781
10

Power Delivery - A Driver of Growth
Note: See Safe Harbor Statement at the beginning of today’s presentations.
Total Rate Base
Growth - 71%
Electric Distribution Rate
Base Growth - 39%
Transmission Rate
Base Growth - 183%
* Estimated 2008 year end rate base, projected 2009 - 2013 year end rate bases. See appendix for projection by utility.
$4,676
$7,973
$4,988
$5,493
$6,171
$3,383
$3,614
$3,854
$4,068
$4,455
$4,708
$231
$233
$243
$250
$259
$263
$1,062
$1,141
$1,396
$1,853
$2,629
$3,002
*
11

Earnings - 11.3% ROE	$54	$52	$54	$57	$70
Earnings - 12.8% ROE	$7	$14	$28	$54	$89
Projected Earnings	$61	$66	$82	$111	$159
Note: See Safe Harbor Statement at the beginning of today’s presentations.
$1,062
$1,141
$1,396
$1,853
$2,629
* Projected earnings based on a simplified computation: projected year end rate base x 50% equity x authorized returns on equity. Projected earnings are shown for the FERC formula rate year June 1 through May 31.
Projected Transmission Rate Base
12

Directional Impact on Earnings
	2009 “Challenging” (1)	2010 “Improving” (2)
Sales	-	á
Revenues - Transmission Revenues	á	á
Revenues - Distribution Rate Relief	-	á
Expenses - Operation & Maintenance	â	-
Expenses - Interest	â	-
Expenses - Depreciation & Amortization	â	â
Tax Adjustments	â	-
Conectiv Energy Gross Margin	á â	á â
Pepco Energy Services	â	á â
PHI Investments - Cross-Border Leases	â	-
(1) As compared to 2008 actual results.
(2) As compared to 2009 plan.
Note: See Safe Harbor Statement at the beginning of today’s presentations.
13
Major Earnings Drivers

POM Investment Case
Note: See Safe Harbor Statement at the beginning of today’s presentations.
14
• Earnings base derived primarily from regulated utility
 business
• Long-term earnings growth
• Commitment to dividend
• Investment grade credit quality
• Improved liquidity position
• Focus on lowering business risk

Financial Overview
Paul Barry
Senior Vice President and Chief Financial Officer

Appendix
16

Sales and Financial Information
Note: See Safe Harbor Statement at the beginning of today’s presentations.
17

Sales and Financial Information
Note: See Safe Harbor Statement at the beginning of today’s presentations.
18

Sales and Financial Information
Note: See Safe Harbor Statement at the beginning of today’s presentations.
19

• Status
  Carrying value of cross-border leases is evaluated each quarter
  In the second quarter of 2008, PHI recorded a non-cash after-tax charge to earnings of $93 million;
 reduces cash and earnings by approximately $20 million annually (half year impact in 2008)
  Global settlement offer received from the IRS in August 2008; PHI has elected not to respond
  Equity investment of $1.3 billion as of December 31, 2008
• Path forward
  Currently in appeals process with IRS; expect outcome of appeals by year-end 2009
  Two litigation paths - Tax Court or Federal Direct Court; either process could take 18-24 months
• Cash payment to the IRS for a disallowance of tax benefits would only be required if one of the following occurs:
  Future settlement with the IRS
  Litigation is pursued in Federal Court, in which case a payment would be made currently to the IRS for the two tax years under audit (approximately $72 million); a suit for refund of the payment is sought through the litigation process
  Litigation is pursued in Tax Court, and PHI receives an unfavorable decision; in the worst case of a total disallowance of tax benefits, PHI would be obligated to pay approximately $520 million of additional taxes and $83 million of interest at the time a decision is rendered based on December
 31, 2008 balances
20
Cross-Border Energy Leases

Cross-Border Lease Portfolio
21

 Long-term Debt Maturities*
22

Millions of Dollars
23
Credit Facilities

	2008	2009	2010	2011	2012	2013
	Estimated	Projected	Projected	Projected	Projected	Projected
Distribution - Electric
Pepco	$1,912	$2,035	$2,139	$2,232	$2,437	$2,604
Delmarva Power	714	795	893	950	1,056	1,102
Atlantic City Electric	757	784	822	886	962	1,002
Total Distribution	3,383	3,614	3,854	4,068	4,455	4,708

Distribution - Gas
Delmarva Power	231	233	243	250	259	263

Transmission
Pepco	376	435	550	784	1,138	1,199
Delmarva Power	305	324	456	661	1,071	1,350
Atlantic City Electric	381	382	390	408	420	453
Total Transmission	1,062	1,141	1,396	1,853	2,629	3,002

Total Distribution & Transmission	$4,676	$4,988	$5,493	$6,171	$7,343	$7,973
Note: See Safe Harbor Statement at the beginning of today’s presentations.
(Dollars in Millions)
24
Projected Rate Base by Utility